                                                                  EXHIBIT 10.2.3

                           SECOND AMENDMENT AGREEMENT
                           --------------------------

     SECOND AMENDMENT AGREEMENT (this "AGREEMENT") dated as of December 18, 1997 is by and among (1) Cable TV Fund 15-A, LTD. (the "BORROWER"), (2) Fleet National Bank, formerly known as Fleet National Bank of Connecticut, ("FLEET"), Credit Lyonnais Cayman Island Branch, The Bank of Nova Scotia, Royal Bank of Canada, Societe Generale and Banque Paribas as lenders (collectively, the "LENDERS" and each individually, a "LENDER"), and (3) Fleet as agent (the "AGENT") for the Lenders, with respect to a certain Credit Agreement dated as of November 21, 1994, as amended by a certain Amendment Agreement dated as of March 28, 1996 (as amended, the "CREDIT AGREEMENT") by and among the Borrower, the Lenders and the Agent.

                                  WITNESSETH:


     WHEREAS, the Borrower has requested that the Lenders and the Agent amend certain provisions of the Credit Agreement; and

     WHEREAS, the Lenders and the Agent are willing to amend certain provisions of the Credit Agreement in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (S)1.  DEFINITIONS. Capitalized terms used herein without definition that
            -----------
are defined in the Credit Agreement shall have the same meanings herein as therein.

     (S)2. RATIFICATION OF EXISTING AGREEMENTS. All of the Borrower's
           -----------------------------------
obligations and liabilities to the Lenders and the Agent as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by the Borrower's execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrower's execution of this Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities. The Borrower acknowledges and agrees that this Agreement shall be included in the definition of Loan Documents under the Credit Agreement.

     (S)3. REPRESENTATIONS AND WARRANTIES. Except as set forth on Schedule A
           ------------------------------                         ----------
attached hereto and made a part hereof, all of the representations and warranties made by the Borrower in the Credit Agreement, the Notes and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate expressly to an earlier date.

(S)4.  AMENDMENTS TO THE CREDIT AGREEMENT.
       ----------------------------------

(S)4.1.  AMENDMENTS TO SECTION 1.1.
         -------------------------

     (a) The definition of "Commitment Amount" appearing in Section 1.1. of the Credit Agreement is hereby amended in its entirety to read as follows:

     "COMMITMENT AMOUNT" means an amount equal to $85,000,000, as such amount may be reduced from time to time pursuant to Section 2.2."

     (b) The definition of "Commitment Termination Date" appearing in Section
1.1. of the Credit Agreement is hereby amended in its entirety to read as follows:

     "COMMITMENT TERMINATION DATE" means:

           (a) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2.; and
                                       ------------

           (b) the date on which any Commitment Termination Event occurs.

Upon the occurrence of an event described in clause (a) or (b), the Commitments may terminate automatically and without further action."

     (c) The definition of "Conversion Date" appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

     (d) The definition of "Conversion Date Amount" appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

     (e) The definition of "Hedging Obligations" appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

     (f) The definition of "Loan" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "LOAN" means a Revolving Loan of any type."

     (g) The definition of "Loan Document" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Agreement, the Subordination Agreement, the Mortgage, the Fee Letter, the Second Fee Letter and each other agreement, document or instrument delivered in connection with this Agreement."

     (h) The definition of "Note" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "NOTE" means a promissory note of the Borrower payable to the order of any Lender, in the form of Exhibit A hereto (as such promissory note may be amended,
                       ---------
endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans."

     (i) The definition of "Stated Maturity Date" appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

     "STATED MATURITY DATE" means December 31, 2000."

     (j) The definition of "Term Loan" appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

     (k) The following new definition is hereby added in alphabetical order to
Section 1.1 of the Credit Agreement:

     "SECOND FEE LETTER" means that certain fee letter, dated December 18, 1997 from the Borrower to the Agent relating to the payment of fees to the Lenders in connection with the Second Amendment Agreement by and among the Borrower, the Lenders and the Agent dated as of December 18, 1997."

     (S)4.2. AMENDMENT TO SECTION 3.1. Section 3.1. is hereby amended in
             ------------------------
its entirety to read as follows:

     "Section 3.1. Repayments, Prepayments and Commitment Reductions. On each of
                   -------------------------------------------------
the dates set forth below (each such date being hereafter referred to as a "COMMITMENT REDUCTION DATE"), the Commitment Amount shall be automatically reduced by an amount equal to the amount set forth opposite such Commitment Reduction Date in such table as follows:

     Commitment          Commitment          Cumulative
--------------------  ----------------  --------------------
   Reduction Date     Reduction Amount  Commitment Reduction
--------------------  ----------------  --------------------
March 31, 2000          $1,275,000            $1,275,000
June 30, 2000           $1,275,000            $2,550,000
September 30, 2000      $1,275,000            $3,825,000

     Upon the occurrence of a Commitment Reduction Date as contemplated by this
(S)3.1, the Commitments of the Lenders shall be reduced pro rata in accordance
                                                        --- ----
with their respective Percentages of the amount of such reduction of the Commitment Amount. If on any Commitment Reduction Date the sum of the aggregate principal amount of the Revolving Loans outstanding exceeds the Commitment Amount then in effect, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application to the Revolving Loans.

     The remaining unpaid principal amount of all Revolving Loans shall be repaid by the Borrower on the Stated Maturity Date.

Prior to the Stated Maturity Date, the Borrower

     (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving Loans; provided, however, that:
                 --------  -------

           (i)   any such prepayment shall be made pro rata among Loans of the
                                                   --- ----
      same type and, if applicable, having the same Interest Period for all Lenders;

           (ii) no such prepayment of any Fixed Rate Loan may be made on any day other than the last day of the Interest Period for such Loan unless the Borrower shall have paid directly to any affected Lender any amounts required under Section 4.4;
                     -----------
           (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior notice to the Agent in the case of Fixed Rate Loans, and at least one but no more than five Business Days' prior notice to the Agent in the case of Base Rate Loans; and

           (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $100,000;

     (b) shall, on each date when any reduction in the Commitment Amount shall become effective, including pursuant to Section 2.2, make a mandatory prepayment
                                        -----------
of all Revolving Loans equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans over the Commitment Amount as so reduced; and

     (c) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans, unless,
                      --------------------------
pursuant to Section 8.3, only a portion of all Loans is so accelerated.
            -----------

     Each prepayment of any Revolving Loans made pursuant to this Section shall be (i) without premium or penalty and (ii) made together with any amounts required to be paid under Section 4.4. No voluntary prepayment of principal of
                          -----------
any Revolving Loans, other than a prepayment made pursuant to Section 2.2, shall
                                                              -----------
cause a reduction in the Commitment Amount."

          4.3. AMENDMENT TO SECTION 3.2. Section 3.2. of the Credit Agreement is
               -------------------------
hereby amended by amended in its entirety to read as follows:

          "Section 3.2. Excess Cash Flow Recapture. In addition to any and all
                        --------------------------
required reductions of the Commitment Amount set forth in Section 3.1 above, the Commitment Amount shall be reduced on May 1, 2000 in an amount equal to seventy-five percent (75%) of Excess Cash Flow of the Borrower for the immediately preceding Fiscal Year. Such reduction shall be applied to automatically reduce, pro rata, the Commitment Amount as in effect from time to time."

          4.4. AMENDMENT TO SECTION 3.3.3. Section 3.3.3. of the Credit
               --------------------------
Agreement is hereby amended in its entirety to read as follows:

               "SECTION 3.3.3. Payment Dates. Interest accrued on each Revolving
                               -------------
          Loan shall be payable without duplication:

         (a) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan;

         (b) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

         (c) with respect to CD Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period and each 90th day thereafter during such Interest Period);

         (d) with respect to any LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed 3 months, on the last calendar day of the 3rd month of such Interest Period and the last calendar day of each subsequent 3rd month of such Interest Period thereafter);

         (e) with respect to any Base Rate Loans converted into Fixed Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

         (f) on that portion of any Revolving Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3 immediately
                                     -----------    -----------
    upon such acceleration.

     Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, in connection with any mandatory reduction of the Commitment Amount or mandatory prepayment hereunder, upon acceleration or otherwise) shall be payable upon demand."

         4.5. NEW SECTION 3.5. Article III of the Credit Agreement is amended by
              ---------------
    adding thereto the following new Section 3.5.:

         "SECTION 3.5. Mandatory Commitment Reduction from Material Disposition.
                       --------------------------------------------------------
    The Borrower shall pay to the Agent on behalf of the Lenders one hundred percent (100%) of the net (after reasonable costs of sale) proceeds (the "Net Proceeds") from any Material Disposition. Each payment required by this
    (S)3.5 shall be due and payable contemporaneously with Borrower's receipt of all or any portion of any net Proceeds from any such sale. Such Net Proceeds shall be applied to reduce, pro rata, the Commitment Amount as in effect
                                --------
    from time to time.

     4.6. AMENDMENT TO SECTION 7.1.9. Section 7.1.9. of the Credit
          --------------------------
Agreement is hereby deleted in its entirety.

     4.7. AMENDMENT TO SECTION 7.2.4(a). Section 7.2.4.(a) of the Credit
          -----------------------------
Agreement is hereby amended in its entirety to read as follows:

     "(a) its Leverage Ratio at any time during the periods set forth below to be greater than the ratio set forth opposite such periods:

Period                        Maximum Leverage Ratio
-----                         ----------------------
Effective Date - 12/30/97             5.50:1
12/31/97 - 6/30/99                    5.00:1
7/1/99 - 6/30/00                      4.50:1
7/1/00 and thereafter                 4.00:1"

    4.8. AMENDMENT TO SECTION 7.2.7. Section 7.2.7. of the Credit
         ---------------------------
Agreement is hereby amended in its entirety to read as follows:

         "SECTION 7.2.7. MANAGEMENT FEES, ALLOCATED OVERHEAD AND GENERAL PARTNER
                         -------------------------------------------------------
ADVANCES. The Borrower will not, and will not permit any of its Subsidiaries to,
--------
pay any amounts with respect to (a) prior to January 1, 2000, Management Fees, Allocated Expenses or General Partner Advances, if either before or after giving effect to such payments, a Default shall have occurred and be continuing, or if such payments violate the terms of any Subordination Agreement and (b) during the period beginning on January 1, 2000 and continuing until all of the Obligations are paid in full, Management Fees, Allocated Overhead or General Partner Advances; provided, that, notwithstanding the foregoing, from and after
                  --------
the January 1, 2000, the Borrower may repay General Partner Advances of the type described in clause (iii) of the definition of General Partner Advances, together with interest thereon, so long as either before or after giving effect to any such payments, no Default shall have occurred and be continuing, and so long as such payment does not violate the terms of any Subordination Agreement. All such amounts may be accrued and paid by the Borrower to the Person to which they are owed upon the payment in full by the Borrower of all of the Obligations."

    4.9. AMENDMENT TO SECTION 10.11.1. Section 10.11.1. of the Credit
         ----------------------------
Agreement is hereby amended by deleting the number "$90,000,000" from the tenth and twelfth lines thereof and substituting "$85,000,000" therefore and deleting the number "$20,000,000" appearing in the tenth line thereof and substituting "$18,000,000" therefor.

     (S)5. CONDITIONS PRECEDENT. The effectiveness of the amendments
           --------------------
contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

          (a) All of the representations and warranties made by the Borrower herein, whether directly or incorporated by reference, shall be true and correct on the date hereof, except as provided in (S)3 hereof.

          (b) The Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and there shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Agreement.

          (c) All requisite corporate action necessary for the valid execution, delivery and performance by the Borrower of this Agreement and all other instruments and documents delivered by the Borrower in connection therewith shall have been duly and effectively taken.

          (d) The parties hereto shall have executed and delivered this Agreement in form and substance satisfactory to the Agent and Lenders.

          (e) All proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in substance and form to the Agent and Lenders and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as it may request.

          (f) The Borrower shall have paid all reasonable fees and expenses incurred by the Agent and Lenders in connection with this Agreement, the Credit Agreement or the other Loan Documents on or prior to the date hereof.

          (g) The Agent shall have received from counsel to the Borrower, a favorable opinion addressed to the Agent and Lenders and dated the date hereof in form and substance satisfactory to the Agent and Lenders.

          (h) The Agent shall have received the results of UCC searches with respect to the Collateral (as defined in the Security Agreement) indicating no other liens other than liens already permitted under the Credit Agreement and otherwise in form and substance satisfactory to the Agent.

          (i) The Borrower shall have paid to the Agent, for the accounts of the Lenders in accordance with their respective Percentages, in immediately available funds, a non-refundable amendment fee in an amount equal to $212,500.

          (j) The Borrower shall have paid to the Agent, for the accounts of the Lenders, an amount equal to $7,000,000 to be applied to reduce the outstanding principal amount of the Loans.

(S)6.  MISCELLANEOUS PROVISIONS.
       -------------------------

       (a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, the Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement, the Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

       (b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

       (c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                          CABLE TV FUND 15-A, LTD.

                          By: Jones Intercable, Inc.,
                          Its General Partner

                          By:  /s/ J. Roy Pottle
                               -----------------
                               Name: J. Roy Pottle
                               Title: VP/Treasurer


                               Address:   9697 East Mineral Avenue
                                          Englewood, CO 80112
                               Facsimile: 303-790-7324

Percentage                FLEET NATIONAL BANK (formerly known as
                          Fleet National Bank of Connecticut)
33.333333334%              Individually and as Agent


                          By:
                               --------------------
                               Name:
                               Title:
                               Address:   1185 Avenue of the Americas
                                          16th Floor
                                          New York, NY 10036
                               Facsimile: 212-819-6202

Percentage                CREDIT LYONNAIS CAYMAN ISLAND
                          BRANCH
16.666666667%
                          By:  --------------------
                               Name:
                               Title:

                               Address: c/o Credit Lyonnais New York Branch 1301 Avenue of the Americas
                                          New York, NY 10019
                               Facsimile: (212) 261-3288

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                CABLE TV FUND 15-A, LTD.

                                By: Jones Intercable, Inc.,
                                Its General Partner

                                By:
                                    -----------------------
                                    Name
                                    Title:
                                    Address:   9697 East Mineral Avenue
                                               Englewood, CO 80112
                                    Facsimile: 303-790-7324

Percentage                      FLEET NATIONAL BANK (formerly known as
                                Fleet National Bank of Connecticut)
33.333333334%                   Individually and as Agent

                                By: /s/ Michael A. Cerullo
                                   ------------------------
                                    Name:  MICHAEL A. CERULLO
                                    Title:     VICE PRESIDENT
                                    Address:   1185 Avenue of the Americas
                                               16th Floor
                                               New York, NY 10036
                                    Facsimile: 212-819-6202

Percentage                      CREDIT LYONNAIS CAYMAN ISLAND
                                BRANCH
16.666666667%
                                By:
                                   ------------------------
                                    Name:
                                    Title:
                                    Address:   c/o Credit Lyonnais New York
                                               Branch
                                               1301 Avenue of the Americas
                                               New York, NY 10019
                                    Facsimile: (212) 261-3288

     IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

                                CABLE TV FUND 15-A, LTD.

                                By: Jones Intercable, Inc.,
                                Its General Partner

                                By:
                                   --------------------------
                                    Name:
                                    Title:
                                    Address:   9697 East Mineral Avenue
                                               Englewood, CO 80112
                                    Facsimile: 303-790-7324

Percentage                      FLEET NATIONAL BANK (formerly known as
                                Fleet National Bank of Connecticut)
33.333333334%                   Individually and as Agent


                                By:
                                   ---------------------------
                                    Name:
                                    Title:
                                    Address:   1185 Avenue of the Americas
                                               16th Floor
                                               New York, NY 10036
                                    Facsimile: 212-819-6202

Percentage                      CREDIT LYONNAIS CAYMAN ISLAND
                                BRANCH
16.666666667%
                                By: /s/ John P. Judge
                                   --------------------------
                                    Name: John Judge
                                    Title: Vice President
                                    Address:   c/o Credit Lyonnais New York
                                               Branch
                                               1301 Avenue of the Americas
                                               New York, NY 10019
                                    Facsimile: (212) 261-3288

Percentage                      THE BANK OF NOVA SCOTIA

11.1111111106%

                                By: /s/ Margot. C. Bright
                                   ----------------------------
                                    Name:      Margot C. Bright
                                    Title:     Authorized Signatory
                                    Address:   1 Liberty Plaza, 26th Floor
                                               New York, New York 10006
                                    Facsimile: 212-225-5090

Percentage                      ROYAL BANK OF CANADA

16.666666667%

                                By:
                                   ----------------------------
                                    Name:
                                    Title:
                                    Address:   Media Industries Group
                                               Corporate Banking
                                               Financial Square
                                               New York, New York 10005-3531
                                    Facsimile: 212-428-6460


Percentage                      SOCIETE GENERALE

11.1111111106%
                                By:
                                   ----------------------------
                                    Name:
                                    Title:
                                    Address:   1221 Avenue of the Americas
                                               New York, New York 10020
                                    Facsimile: 212-278-6240

Percentage                      BANQUE PARIBAS

11.1111111106%
                                By:
                                   ----------------------------
                                    Name:
                                    Title:
                                    Address:   2029 Century Park East
                                               Suite 3900
                                               Los Angeles, California 90067
                                    Facsimile: 310-556-8759

Percentage                      THE BANK OF NOVA SCOTIA

11.1111111106%
                                By:
                                   ---------------------------
                                    Name:
                                    Title:
                                    Address:   1 Liberty Plaza, 26th Floor
                                               New York, New York 10006
                                    Facsimile: 212-225-5090

Percentage                      ROYAL BANK OF CANADA

16.666666667%
                                By: /s/ Cynthia K. Wong
                                   ---------------------------
                                    Name:      Cynthia K. Wong
                                    Title:     Manager
                                    Address:   Media Industries Group
                                               Corporate Banking
                                               Financial Square
                                               New York, New York 10005-3531
                                    Facsimile: 212-428-6460

Percentage                      SOCIETE GENERALE

11-1111111106%
                                By:
                                   ---------------------------
                                    Name:
                                    Title:
                                    Address:   1221 Avenue of the Americas
                                               New York, New York 10020
                                    Facsimile: 212-278-6240


Percentage                      BANQUE PARIBAS

11-1111111106%
                                By:
                                   ---------------------------
                                    Name:
                                    Title:
                                    Address:   2029 Century Park East
                                               Suite 3900
                                               Los Angeles, California 90067
                                    Facsimile: 310-556-8759

Percentage                      THE BANK OF NOVA SCOTIA

11.1111111106%
                                By:
                                   --------------------------
                                    Name:
                                    Title:
                                    Address:   1 Liberty Plaza, 26th Floor
                                               New York, New York 10006
                                    Facsimile: 212-225-5090

Percentage                      ROYAL BANK OF CANADA

16.666666667%
                                By:
                                   --------------------------
                                    Name:
                                    Title:
                                    Address:   Media Industries Group
                                               Corporate Banking
                                               Financial Square
                                               New York, New York 10005-3531
                                    Facsimile: 212-428-6460

Percentage                      SOCIETE GENERALE

11.1111111106%
                                By: /s/ Mark Vigil
                                   --------------------------
                                    Name:      Mark Vigil
                                    Title:     Vice President
                                    Address:   1221 Avenue of the Americas
                                               New York, New York 10020
                                    Facsimile: 212-278-6240

Percentage                      BANQUE PARIBAS

11.1111111106%
                                By:
                                   --------------------------
                                    Name:
                                    Title:
                                    Address:   2029 Century Park East
                                               Suite 3900
                                               Los Angeles, California 90067
                                    Facsimile: 310-556-8759

Percentage                     THE BANK OF NOVA SCOTIA

11.1111111106%

                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:
                                   Address:   1 Liberty Plaza, 26th Floor
                                              New York, New York 10006
                                   Facsimile: 212-225-5090

Percentage                     ROYAL BANK OF CANADA

16.666666667%

                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:
                                   Address:   Media Industries Group
                                              Corporate Banking
                                              Financial Square
                                              New York, New York 10005-3531
                                   Facsimile: 212-428-6460

Percentage                     SOCIETE GENERALE

11.1111111106%
                               By:
                                   ----------------------------------------
                                   Name:
                                   Title:
                                   Address:   1221 Avenue of the Americas
                                              New York, New York 10020
                                   Facsimile: 212-278-6240

Percentage                     BANQUE PARIBAS

11.1111111106%

                               By: /s/ Harry N.L. Collyns/David J. Pastre
                                   ----------------------------------------
                                   Name:      Harry N.L. Collyns/David J. Pastre
                                   Title:     Vice President/ Vice President
                                   Address:   2029 Century Park East
                                              Suite 3900
                                              Los Angeles, California 90067
                                   Facsimile: 310-556-8759

The undersigned acknowledges and accepts the foregoing and ratifies and confirms in all respects its obligations under the Subordination Agreement:


JONES INTERCABLE, INC.


By: /s/ [SIGNATURE ILLEGIBLE]
    -------------------------

    Its: VP/Treasurer